THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

                    Supplement dated December 20, 2002 to the
            Statement of Additional Information dated April 30, 2002



         The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information captioned "Net Asset Value":

         Reference is made to "How Shares are Priced" in the Prospectus.

         The net asset value of the Shares of the Program is determined by the Adviser once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day") based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Net asset value is computed by dividing the value of the securities held by the Program plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Adviser, are accrued daily.

         The Municipal Bonds and other portfolio securities in which the Program invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon that are traded on exchanges are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. The Program employs certain pricing services to provide securities prices for the Program. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by one or more pricing services retained by the Program, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Program under the general supervision of the Board of Directors.